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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): December 29, 2000
                                                         -----------------


                               Celsion Corporation
                               -------------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                       000-14242                    52-1256615
-----------------------------    --------------------------    --------------------------
(State or Other Jurisdiction            (Commission                  (IRS Employer
     of Incorporation)                  File Number)              Identification No.)



10220-I Old Columbia Road, Columbia, Maryland                        21046-1705
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(Address of principal executive office)                               (Zip Code)


Registrant's telephone number, including area code:  (410) 290-5390
                                                     ---------------------------

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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5. OTHER EVENTS

       On December 29, 2000, the Registrant withdrew from the Securities and Exchange Commission (the "SEC") its Registration Statement on Form S-1 (File No. 333-51814) originally filed with the SEC on December 14, 2000.







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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                           CELSION CORPORATION



Date:  December 29, 2000                   By:/s/ Spencer J. Volk
                                           ---------------------------
                                           Spencer J. Volk
                                           President and Chief Executive Officer




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